August 18, 2011

VIA EDGAR

U.S. Securities and Exchange Commission

100 F St. N.E.

Washington, D.C. 20549

RE:	ING Variable Portfolios, INC.
(File Nos. 333-05173; 811-7651)

Ladies and Gentlemen:

On behalf of ING Variable Portfolios, Inc., attached for filing are exhibits containing interactive data format risk/return summary information that reflects the risk/return summary information that was updated in the supplement filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended, on August 12, 2011 to ING Australia Index Portfolio. The purpose of this filing is to submit the 497 filing in XBRL for the supplement.

If you have any questions concerning the attached filing, please contact Kim Springer at (480) 477-2674 or the undersigned at (480) 477-2649.

Regards,

/s/ Paul A. Caldarelli
Paul A. Caldarelli
Vice President and Senior Counsel
ING Investment Management – ING Funds

7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258-2034	Tel: 480-477-3000 Fax: 480-477-2700 www.ingfunds.com